Exhibit 32


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") by Camera Platforms International, Inc., each of the undersigned hereby certifies that:

       1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

       2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Registrant.


                                            /s/ Martin Perellis
                                            ___________________
                                            Chief Executive Officer